EXHIBIT 3(a)

                RESTATED ARTICLES OF INCORPORATION
                                OF
                    WESTAMERICA BANCORPORATION


         Richard N. Hall and M. Kitty Jones hereby certify that:

              1. They are the President and the Secretary, respectively of Westamerica Bancorporation, a California corporation.

              2.  The articles of incorporation of this
         Corporation are restated to read in full as set forth in Exhibit A attached hereto and incorporated herein by this reference.

              3. The foregoing restatement of articles of incorporation has been duly approved by the Board of Directors.

              4. The foregoing restatement of articles of incorporation may be adopted with the approval of the Board of Directors alone, without the approval of the outstanding shares, pursuant to Sections 910 of the California Corporations Code since it does not itself alter or amend the articles in any respect.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge. Executed in San Rafael, California on the date indicated below.

Dated:  April 25, 1985


                              /s/ Richard N. Hall
                              Richard N. Hall, President


                              /s/ M. Kitty Jones
                              M. Kitty Jones, Secretary


EXHIBIT A

                RESTATED ARTICLES OF INCORPORATION

                                OF

                    WESTAMERICA BANCORPORATION


                        Article I.  Name.

         The name of the Corporation is WESTAMERICA BANCORPORATION.

                     Article II.   Purposes.

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

                      Article III.  Capital.

         1. Capitalization. This Corporation is authorized to issue three classes of shares designated "Common Stock", "Class B Common Stock" and "Preferred Stock", respectively. The number of shares of Common
Stock authorized to be issued is 4,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000, and the number of shares of preferred Stock authorized to be issued is 1,000,000. The Board of Directors may determine, fix, alter, or revoke by resolution the rights, preferences, privileges, and restrictions of any wholly unissued class or series of shares other than the Common Stock, and the series designation and number of shares to constitute any series (which number may thereafter in the same manner be increased or decreased, but not below the number of shares of such series then outstanding), and a certificate of determination shall then be filed with the California
Secretary of State.

         2. Voting Rights. Each holder of Common Stock shall be entitled to vote on all matters one vote for each share of Common Stock held by him, provided, that in all elections of Directors, each holder of Common Stock shall have the right to vote the votes allocated to the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such votes and give one candidate as many votes as the number of Directors to be elected multiplied by the number of votes allocable to his shares shall equal, or to distribute such votes on the same principle among as many candidates as he shall think fit. Except as otherwise provided by law or by the Board of Directors pursuant to the provisions of paragraph 1 of this Article III, the holders of Class B Common Stock or Preferred Stock, or any series thereof, shall have no voting rights.

             Article IV.  Amended Corporations Code.

         This Corporation elects to be governed by all of the provisions of the General Corporation Law effective January 1, 1977, not otherwise applicable to it under Chapter 23 thereof.

      Article V.  Special Shareholder Approval Requirements.

         1. Definition of "Interested Person." For purposes of this Article, "Interested Person" means a person, firm, corporation, or other entity which is the beneficial owner of at least ten (10%) percent of the outstanding shares of this Corporation's Common Stock.

         2. Greater Than Majority Vote Required For Certain Corporate Actions Involving Interested Persons. Subject to the exceptions set forth in Section 3 below, the affirmative vote of eighty (80%) percent of the outstanding shares of this Corporation's Common Stock will be required to authorize any of the following transactions between this Corporation and an Interested Person:

              a.  a merger or consolidation with an Interested
         Person; or

              b.  the sale or other disposition by this
         Corporation of all or any substantial part of its assets to an Interested person; or

              c. the purchase or other acquisition by this Corporation of all or any substantial part of the assets of an Interested Person; or

              d. any other transaction with an Interested Person which requires the approval of this Corporation's shareholders under the California Corporations Code.

         3. Exceptions to Special Approval Requirements. The special approval requirements set forth in Section 2 above shall be inapplicable in the following cases:

              a. the transaction was approved by the Board of Directors of this Corporation prior to the time that the person, firm, corporation, or other entity became an Interested Person; or

              b. the transaction was approved by the Board of Directors of this Corporation after the time that the person, firm, corporation, or other entity became an Interested Person where both of the following conditions have been fulfilled:

                   (1)  a majority of the directors at the time
              that the person, firm, corporation, or other entity became an Interested Person voted in favor of the transaction; and

                   (2)  in such transaction the cash, or fair
              market value of other consideration as valued by the Board of Directors of this Corporation as of the date of its approval of the transaction, to be received by the shareholders of this Corporation is not less per share than the highest price per share (including brokerage commissions and/or soliciting dealers' fees) paid by the Interested Person for any shares of the same class of stock in this Corporation from the time that the Interested Person had obtained a beneficial ownership in excess of five (5%) percent of the outstanding shares of this Corporation's Common Stock.



                     CERTIFICATE OF AMENDMENT
                                OF
                    ARTICLES OF INCORPORATION


    RICHARD N. HALL and M. KITTY JONES hereby certify that:

         1. They are the President and the Secretary, respectively, of WESTAMERICA BANCORPORATION, a California corporation;

         2. Paragraph 1 of Article III of the Restated Articles of Incorporation of this Corporation is amended to read as follows:

                   1. Capitalization. This corporation is authorized to issue three classes of shares designated "Common Stock," "Class B Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is 10,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000, and the number of shares of Preferred Stock authorized to be issued is 1,000,000. The Board of Directors may determine, fix, alter, or revoke by resolution the rights, preferences, privileges, and restrictions of any wholly unissued class or series of shares other than the Common Stock, and the series designation and number of shares to constitute any series (which number may thereafter in the same manner be increased or decreased, but not below the number of shares of such series then outstanding), and a certificate of determination shall then be filed with the California Secretary of State.

         3. The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The Corporation has only one class of shares, Common Stock, outstanding, and the total number of such outstanding shares is 2,506,165. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge. Executed in San Rafael, California on the date indicated below.

Dated:  April 15, 1986

                              /s/ Richard N. Hall
                              Richard N. Hall, President


                              /s/ M. Kitty Jones
                              M. Kitty Jones, Secretary



                     CERTIFICATE OF AMENDMENT

                                OF

                RESTATED ARTICLES OF INCORPORATION


    Richard N. Hall and M. Kitty Jones certify that:

1. They are the President and the Secretary, respectively, of WESTAMERICA BANCORPORATION (the "Corporation"), a California corporation;

2. So much of Article III of the Restated Articles of Incorporation of the Corporation as now reads "The number of shares of Common Stock authorized to be issued is 10,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000, and the number of shares of Preferred Stock authorized to be issued is 1,000,000," is amended to read: "The number of shares of Common Stock authorized to be issued is 20,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000, and the number of shares of Preferred Stock authorized to be issued is 1,000,000. Upon the effectiveness of this Amendment to read as herein set forth, each outstanding share of Common Stock is split and converted into (2) two shares of Common Stock."

3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

4. The foregoing amendment of articles of incorporation effects only a stock split (including an increase in the authorized number of shares of Common Stock in proportion thereto) and the Corporation has only one class of shares outstanding. Accordingly, the foregoing amendment may be adopted by approval of the board alone pursuant to Section 902 of the California Corporations Code.

    We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated:  May 12, 1987

                              /s/ Richard N. Hall
                              Richard N. Hall, President


                              /s/ M. Kitty Jones
                              M. Kitty Jones, Secretary



                     CERTIFICATE OF AMENDMENT
                                OF
                    ARTICLES OF INCORPORATION

DAVID L. PAYNE and M. KITTY JONES hereby certify that:

         1. They are the Chairman of the Board and the Secretary, respectively, of WESTAMERICA BANCORPORATION, a California corporation;

         2.   The Restated Articles of Incorporation of this
Corporation are amended by the addition of Article VI, Article VII and
Article VIII, which are set forth in full below:

              Article VI.  Director Liability

              The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

              Article VII.  Indemnification

              The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the applicable limits as set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the Corporation and its shareholders. The Corporation is further authorized to provide insurance for agents as set forth in Section 317 of the California Corporations Code provided that, in cases where the Corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317, as amended.

         Article VIII.  Effect of Future Amendments.

              Any repeal or modification of the foregoing provisions of Articles VI or VII by the shareholders of this Corporation shall not adversely affect any right or protection of an agent of this Corporation existing at the time of such repeal or modification.

         3. The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the Board of Directors.

         4. The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California
Corporations Code. The Corporation has only one class of shares, Common Stock outstanding, and the total number of such outstanding shares is 5,117,057. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge. Executed in San Rafael, California on the date indicated below.

Date:  April 19, 1988



                                   /s/ David L. Payne
                                   David L. Payne, Chairman of the
                                   Board



                                   /s/ M. Kitty Jones
                                   M. Kitty Jones, Secretary



                      AGREEMENT OF MERGER


     THIS AGREEMENT OF MERGER, dated as of April 15, 1993 (this
 "Agreement of Merger"), is made and entered into by and between NAPA VALLEY BANCORP, a California corporation ("Napa"), and WESTAMERICA BANCORPORATION, a California corporation ("Westamerica").

                      W I T N E S S E T H:

     A. The Boards of Directors of Westamerica and Napa have approved, and deem it advisable and in the best interests of Westamerica, Napa and their respective shareholders, that Westamerica and Napa consummate the business transaction provided for herein in which Napa would merge with and into Westamerica (the "Merger").

     B. Westamerica and Napa have entered into an Agreement and Plan of Merger, dated as of July 27, 1992 (the "Agreement"), providing, among other things, for the execution and filing of this Agreement of Merger and the consummation of the Merger.

     NOW, THEREFORE, in consideration of the promises and mutual agreements contained in this Agreement of Merger, the parties to this Agreement of Merger hereby agree that Napa shall be merged with and into Westamerica in accordance with the provisions of the laws of the State of California upon the terms and subject to the conditions set forth as follows:

     1.   The Merger.

     1.1 Effective Time. The Merger shall become effective as of 8:00 P.M. upon the date of filing (the "Effective Date") with the California Secretary of State of a duly executed counterpart of this Agreement of Merger with the officers' certificates prescribed by Section 1103 of the California General Corporation Law attached thereto.

     1.2 Effect of the Merger. On the Effective Date, Napa shall be merged with and into Westamerica and the separate corporate existence of Napa shall cease. Westamerica shall be the surviving corporation (the "Surviving Corporation") in the Merger. It shall thereupon succeed, without other transfer, to all rights and properties of, and shall be subject to all the debts and liabilities of, Napa and the separate existence of Westamerica as a California corporation, with all its purposes, objects, rights, powers, privileges and franchises shall continue unaffected and unimpaired by the Merger.

     2.   Corporate Governance Matters.

     2.1 From and after the Effective Date and until thereafter amended as provided by law: (a) the Articles of Incorporation of Westamerica as in effect immediately prior to the Effective Date shall be and continue to be the Articles of Incorporation of the Surviving Corporation; and (b) the Bylaws of Westamerica as in effect immediately prior to the Effective Date shall be and continue to be the Bylaws of the Surviving Corporation.

     2.2 On the Effective Date: (a) the directors of the Surviving Corporation shall be those persons who are the directors of Westamerica immediately prior to the Effective Date; and (b) the officers of the Surviving Corporation shall be those persons who are the officers of Westamerica at the Effective Date. Additional members of the Board of Directors and officers of the Surviving Corporation may be elected or appointed subsequent to the Effective Date pursuant to the terms of the Agreement and in accordance with the Bylaws of the Surviving Corporation. Such directors and officers shall continue to hold office from and after the Effective Date until they shall have resigned or shall have been legally removed or until their respective successors shall have been elected and qualified. Removal and replacement of such directors and officers, subject to any contractual rights they may have, shall be governed by the Bylaws of the Surviving Corporation and the General Corporation Law of the State of California. If, at the Effective Date, a vacancy shall exist on the Board of Directors or in the officers of Westamerica, such vacancy may be filled in the manner provided in the Bylaws of the Surviving Corporation.

     3.   Manner of Converting Shares.

     3.1 Conversion of Napa Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder of any shares of common stock, without par value, of Napa (a "Napa Share" or "Napa Common Stock"):

          (a) Cancellation of Napa-Owned Stock. All shares of Napa Common Stock that are owned by Westamerica or any wholly-owned Subsidiary of Westamerica (other than shares in trust accounts, managed accounts, custodial accounts and the like that are beneficially owned by third parties (any such shares "trust account shares")) shall be cancelled and retired and shall cease to exist and no stock of Westamerica or other consideration shall be delivered in exchange therefore. As used in this Agreement of Merger, the word "Subsidiary" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, of which such party or any other Subsidiary of such party is a general partner or of which at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party and/or by any one or more of its Subsidiaries.

          (b) Each outstanding Napa Share (other than any fractional shares, Napa Common Stock to be cancelled in accordance with Section 3.1(a), and shares as to which dissenters' rights have been perfected) shall be converted into the right to receive .6323 shares of the common stock, without par value, of Westamerica ("Westamerica Common Stock" or a "Westamerica Share").

             From and after the Effective Date, the holders of certificates formerly representing shares of Napa Common Stock shall cease to have any rights with respect thereto other than any dissenters' rights they have perfected pursuant to Chapter 13 of the California General Corporation Law.

     3.2 Fractional Shares. Notwithstanding any other provision hereof, no fractional shares of Westamerica Common Stock shall be issued to holders of Napa Common Stock. In lieu thereof, each such holder entitled to a fraction of a share of Westamerica Common Stock shall receive, at the time of surrender of the certificate or certificates representing such holder's Napa Common Stock, an amount in cash equal to the market value per share of the Common Stock of Westamerica, calculated by taking the average of the closing price quoted on the American Stock Exchange, as reported in The Wall Street Journal, for each of the twenty-five trading days immediately preceding the Effective Date (whether or not there were any trades in Westamerica Common Stock on such days), multiplied by the fraction of a share of Westamerica Common Stock to which such holder otherwise would be entitled. No such holder shall be entitled to dividends, voting rights, interest on the value of, or any other rights in respect of, a fractional share.

     3.3  Surrender of Napa Shares.

     (a)  Prior to the Effective Date, Westamerica shall appoint
 Chemical Trust Company of California or its successor, or any other bank or trust company (having capital of at least $50 million) mutually acceptable to Napa and Westamerica, as exchange agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Westamerica Common Stock and at and after the Effective Date, Westamerica shall issue and deliver to the Exchange Agent certificates representing the Westamerica Common Stock, as shall be required to be delivered to holders of Napa Common Stock pursuant to Section 3.1 of this Agreement of Merger. As soon as practicable after the Effective Date, each holder of Napa Common Stock converted pursuant to
 Section 3.1, upon surrender to the Exchange Agent of one or more certificates for such Napa Common Stock for cancellation, will be entitled to receive a certificate representing the number of shares of Westamerica Common Stock determined in accordance with Section 3.1 and a payment in cash with respect to fractional shares, if any, determined in accordance with Section 3.2. Each certificate representing Westamerica Common Stock will bear a notation incorporating the Amended Rights Agreement (as that term is defined in Section 5(l) of the Agreement) by reference and certificates representing the Westamerica Common Stock will evidence and entitle the holders thereof to certain Rights as set forth in and subject to the terms of the Amended Rights Agreement ("Rights"). Certificates issued for the Westamerica Common Stock shall be deemed to be certificates for the Rights.

     (b) No dividends or other distributions of any kind which are declared payable to shareholders of record of the Westamerica Common Stock after the Effective Date will be paid to persons entitled to receive such certificates for Westamerica Common Stock until such persons surrender their certificates representing Napa Common Stock. Upon surrender of such certificates representing Napa Common Stock, the holder thereof shall be paid, without interest, any dividends or other distributions with respect to the Westamerica Common Stock as to which the record date and payment date occurred on or after the Effective Date and on or before the date of surrender.

     (c) If any certificate for a Westamerica Share is to be issued in a name other than that in which the certificate for a Napa Share surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer costs, taxes or other expenses required by reason of the issuance of certificates for such Westamerica Share in a name other than the registered holder of the certificate surrendered, or such persons shall establish to the satisfaction of Westamerica and the Exchange Agent that such costs, taxes or other expenses have been paid or are not applicable.

     (d) All dividends or distributions, and any cash to be paid pursuant to Section 3.2 in lieu of fractional shares, if held by the Exchange Agent for payment or delivery to the holders of unsurrendered certificates representing Napa Common Stock and unclaimed at the end of one year from the Effective Date, shall (together with any interest earned thereon) at such time be paid or redelivered by the Exchange Agent to Westamerica, and after such time any holder of a certificate representing Napa Common Stock who has not surrendered such certificate to the Exchange Agent shall, subject to applicable law, look as a general creditor only to Westamerica for payment or delivery of such dividends or distributions or cash, as the case may be. Westamerica shall not be liable to any holder of shares of Napa Common Stock for such shares (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     4.   Termination and Amendment.

     4.1 The obligations of the parties to effect the Merger shall be subject to all the terms and conditions contained in the Agreement. Notwithstanding the approval of this Agreement of Merger by the respective shareholders of Napa and Westamerica, this Agreement of Merger shall terminate forthwith in the event that the Agreement shall be terminated as therein provided.

     4.2 This Agreement of Merger may be amended by Westamerica and Napa at any time prior to the Effective Date without the approval of the shareholders of Westamerica and the shareholders of Napa with respect to any of its terms except the terms relating to the form or amount of consideration to be delivered to the Napa shareholders in the Merger. This Agreement of Merger may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.

     4.3 This Agreement of Merger may be signed in any number of counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement of Merger as of the date first written above.

 WESTAMERICA BANCORPORATION



                               By /s/ David L. Payne
                               DAVID L. PAYNE, President



                               By /s/ M. Kitty Jones
                               M. KITTY JONES, Secretary

                               NAPA VALLEY BANCORP



                               By /s/ Bryan C. Hansen
                               BRYAN C. HANSEN, President



                               By /s/ Robert H. Zeller
                               ROBERT H. ZELLER, Secretary



                      OFFICERS' CERTIFICATE


     David L. Payne and M. Kitty Jones certify that:

     1. They are the President and Secretary, respectively, of WESTAMERICA BANCORPORATION, a corporation organized under the laws of the State of California.

     2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. The shareholder approval was by the holders of a number of outstanding shares of common stock which equaled or exceeded the vote required.

     4. There are only two classes of shares, common stock and preferred stock, and the number of shares of common stock outstanding is 5,891,589 and there are no outstanding shares of preferred stock.


                              /s/ David L. Payne
                              DAVID L. PAYNE, President



                              /s/ M. Kitty Jones
                              M. KITTY JONES, Secretary


     The undersigned declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge. Executed at San Rafael, Marin County, California on
 April 14, 1993.
                              /s/ David L. Payne
                              DAVID L. PAYNE



                              /s/ M. Kitty Jones
                                M. KITTY JONES



                       OFFICERS' CERTIFICATE


     Bryan C. Hansen and Robert H. Zeller certify that:

     1. They are the President and Secretary, respectively, of NAPA VALLEY BANCORP, a corporation organized under the laws of the State of California.

     2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. The shareholder approval was by the holders of a number of outstanding shares of common stock which equaled or exceeded the vote required.

     4. There are only two classes of shares, common stock and preferred stock, and the number of shares of common stock outstanding is 3,520,226 and there are no outstanding shares of preferred stock.


                              /s/ Bryan C. Hansen
                              BRYAN C. HANSEN, President



                              /s/ Robert H. Zeller
                              ROBERT H. ZELLER, Secretary


     The undersigned declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge. Executed at Napa, Napa County, California on April 14, 1993.


                              /s/ Bryan C. Hansen
                              BRYAN C. HANSEN



                              /s/ Robert H. Zeller
                              ROBERT H. ZELLER




                       AGREEMENT OF MERGER


     THIS AGREEMENT OF MERGER, dated as of January 27, 1995 (this
 "Merger Agreement"), is made and entered into by and between PV
 FINANCIAL, a California corporation ("PV Financial") and WESTAMERICA BANCORPORATION, a California corporation ("Westamerica").

                      W I T N E S S E T H:

     A. The Boards of Directors of Westamerica and PV Financial have approved, and deem it advisable and in the best interests of Westamerica, PV Financial and their respective shareholders, that Westamerica and PV Financial consummate the business transaction provided for herein in which PV Financial would merge with and into Westamerica (the "Merger").

     B. Westamerica and PV Financial have entered into an Agreement and Plan of Reorganization, dated as of July 25, 1994 (the "Agreement"), providing, among other things, for the execution and filing of this Merger Agreement and the consummation of the Merger.

     NOW, THEREFORE, in consideration of the promises and mutual agreements contained in this Merger Agreement, the parties to this Merger Agreement hereby agree that PV Financial shall be merged with and into Westamerica in accordance with the provisions of the laws of the State of California upon the terms and subject to the conditions set forth as follows:

     1.   The Merger.

     1.1 Effective Time. On January 31, 1995 and upon the filing with the California Secretary of State of a duly executed counterpart of this Merger Agreement with the officers' certificates prescribed by Section 1103 of the California General Corporation Law attached thereto ("Effective Date") the Merger shall become effective. The effective time of the Merger on the Effective Date shall be 5:00 p.m.

     1.2 Effect of the Merger. On the Effective Date, PV Financial shall be merged with and into Westamerica and the separate corporate existence of PV Financial shall cease. Westamerica shall be the surviving corporation (the "Surviving Corporation") in the Merger. It shall thereupon succeed, without other transfer, to all rights and properties of, and shall be subject to all the debts and liabilities of, PV Financial and the separate existence of Westamerica as a California corporation, with all its purposes, objects, rights, powers, privileges and franchises shall continue unaffected and unimpaired by the Merger.

     2.   Corporate Governance Matters.

     2.1 From and after the Effective Date and until thereafter amended as provided by law: (a) the Articles of Incorporation of Westamerica as in effect immediately prior to the Effective Date shall be and continue to be the Articles of Incorporation of the Surviving Corporation; and (b) the Bylaws of Westamerica as in effect immediately prior to the Effective Date shall be and continue to be the Bylaws of the Surviving Corporation.

     2.2 On the Effective Date: (a) the directors of the Surviving Corporation shall be those persons who are the directors of Westamerica immediately prior to the Effective Date; and (b) the officers of the Surviving Corporation shall be those persons who are the officers of Westamerica at the Effective Date. Additional members of the Board of Directors and officers of the Surviving Corporation may be elected or appointed subsequent to the Effective Date pursuant to the terms of the Agreement and in accordance with the Bylaws of the Surviving Corporation. Such directors and officers shall continue to hold office from and after the Effective Date until they shall have resigned or shall have been legally removed or until their respective successors shall have been elected and qualified. Removal and replacement of such directors and officers, subject to any contractual rights they may have, shall be governed by the Bylaws of the Surviving Corporation and the General Corporation Law of the State of California. If, at the Effective Date, a vacancy shall exist on the Board of Directors or in the officers of Westamerica, such vacancy may be filled in the manner provided in the Bylaws of the Surviving Corporation.

     3.   Conversion of Shares.

     3.1 Conversion of PV Financial Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder of any common stock of PV Financial (a "PV Financial Share" or "PV Financial Common Stock"):

          (a) Each issued and outstanding PV Financial Share (other than fractional shares, or any shares as to which dissenters' rights have been perfected) shall be converted into .5348 shares of the common stock, without par value, of Westamerica ("Westamerica Common Stock" or a "Westamerica Share").

          (b) From and after the Effective Date, the holders of certificates formerly representing PV Financial Shares shall cease to have any rights with respect thereto other than any dissenters' rights they have perfected pursuant to Chapter 13 of the California General Corporation Law.

     3.2 Fractional Shares. Notwithstanding any other provision hereof, no fractional shares of Westamerica Common Stock shall be issued to holders of PV Financial Shares. In lieu thereof, each such holder entitled to a fraction of a share of Westamerica Common Stock shall receive, at the time of surrender of the certificate or certificates representing such holder's PV Financial Shares, an amount in cash equal to the market value per share of the Common Stock of Westamerica, calculated by taking the average of the closing price quoted on the Nasdaq, as reported in The Wall Street Journal, for each of the twenty consecutive trading days prior to two business days prior to the Effective Date, rounded to 4 decimal places, (whether or not there were any trades in Westamerica Common Stock on such days), multiplied by the fraction of a share of Westamerica Common Stock to which such holder otherwise would be entitled. No such holder shall be entitled to dividends, voting rights, interest on the value of, or any other rights in respect of, a fractional share.

     3.3  Surrender of PV Financial Shares.

     (a)  Prior to the Effective Date, Westamerica shall appoint
 Chemical Trust Company of California or its successor, or any other bank or trust company (having capital of at least $50 million) mutually acceptable to PV Financial and Westamerica, as exchange agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Westamerica Common Stock and at and after the Effective Date, Westamerica shall issue and deliver to the Exchange Agent certificates representing the Westamerica Common Stock, as shall be required to be delivered to holders of PV Financial Shares pursuant to
 Section 3.1 of this Merger Agreement. As soon as practicable after the Effective Date, each holder of PV Financial Shares converted pursuant to Section 3.1, upon surrender to the Exchange Agent of one or more certificates for such PV Financial Shares for cancellation, will be entitled to receive a certificate representing the number of shares of Westamerica Common Stock determined in accordance with Section 3.1 and a payment in cash with respect to fractional shares, if any, determined in accordance with Section 3.2. Each certificate representing Westamerica Common Stock will bear a notation incorporating the Amended Rights Agreement (as that term is defined in Section 5(o) of the Agreement) by reference and certificates representing the Westamerica Common Stock will evidence and entitle the holders thereof to certain rights as set forth in and subject to the terms of the Amended Rights Agreement ("Rights"). Certificates issued for the Westamerica Common Stock shall be deemed to be certificates for said Rights.

     (b) No dividends or other distributions of any kind which are declared payable to shareholders of record of the Westamerica Common Stock after the Effective Date will be paid to persons entitled to receive such certificates for Westamerica Common Stock until such persons surrender their certificates representing PV Financial Shares. Upon surrender of such certificates representing PV Financial Shares, the holder thereof shall be paid, without interest, any dividends or other distributions with respect to the Westamerica Common Stock as to which the record date and payment date occurred on or after the Effective Date and on or before the date of surrender.

     (c) If any certificate for a Westamerica Share is to be issued in a name other than that in which the certificate for a PV Financial Share surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer costs, taxes or other expenses required by reason of the issuance of certificates for such Westamerica Share in a name other than the registered holder of the certificate surrendered, or such persons shall establish to the satisfaction of Westamerica and the Exchange Agent that such costs, taxes or other expenses have been paid or are not applicable.

     (d) All dividends or distributions, and any cash to be paid pursuant to Section 3.2 in lieu of fractional shares, if held by the Exchange Agent for payment or delivery to the holders of unsurrendered certificates representing PV Financial Shares and unclaimed at the end of one year from the Effective Date, shall (together with any interest earned thereon) at such time be paid or redelivered by the Exchange Agent to Westamerica, and after such time any holder of a certificate representing a PV Financial Share who has not surrendered such certificate to the Exchange Agent shall, subject to applicable law, look as a general creditor only to Westamerica for payment or delivery of such dividends or distributions or cash, as the case may be.
 Westamerica shall not be liable to any holder of a share of PV Financial Common Stock for such share (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     3.4 All shares of Westamerica Common Stock shall remain outstanding and unaffected by the Merger.

     4.   Termination and Amendment.

     4.1 The obligations of the parties to effect the Merger shall be subject to all the terms and conditions contained in the Agreement. Notwithstanding the approval of this Merger Agreement by the shareholders of PV Financial, this Merger Agreement shall terminate forthwith in the event that the Agreement shall be terminated as therein provided.

     4.2 This Merger Agreement may be amended by Westamerica and PV Financial at any time prior to the Effective Date without the approval the shareholders of PV Financial with respect to any of its terms except the terms relating to the form or amount of consideration to be delivered to the PV Financial shareholders in the Merger. This Merger Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.

     4.3 This Merger Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first written above.

 JANUARY 27, 1995
 WESTAMERICA BANCORPORATION



                               By /s/ David L. Payne
                                 DAVID L. PAYNE, President



                               By /s/ Mary Ann Bell
                                 MARY ANN BELL, Assistant Corporate
                                  Secretary

                               PV FINANCIAL



                               By /s/ Robert J. Cardoza
                                 ROBERT J. CARDOZA, President



                               By /s/ Sylvia J. Rudy
                                 SYLVIA J. RUDY, Secretary



                      OFFICERS' CERTIFICATE


     Robert J. Cardoza and Sylvia J. Rudy hereby certify that:

     1. They are the President and Secretary, respectively, of PV FINANCIAL, a corporation organized under the laws of the State of California.

     2. The Merger Agreement in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. The shareholder approval was by the holders of a number of outstanding shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares.

     4. There is only one class of shares and the number of shares outstanding is 2,202,990.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


 Date:  January 19, 1995


                              /s/ Robert J. Cardoza
                              ROBERT J. CARDOZA, President



                              /s/ Sylvia J. Rudy
                              SYLVIA J. RUDY, Secretary



                        OFFICERS' CERTIFICATE


     David L. Payne and Mary Ann Bell hereby certify that:

     1. They are the President and Assistant Corporate Secretary, respectively, of WESTAMERICA BANCORPORATION, a corporation organized under the laws of the State of California.

     2. The Merger Agreement in the form attached was duly approved by the Board of Directors of the corporation.

     3. The Merger Agreement was entitled to be and was approved by the Board of Directors alone under the provisions of Section 1201 of the California General Corporation Law.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


 Date:  January 18, 1995


                              /s/ David. L. Payne
                              DAVID L. PAYNE, President



                              /s/ Mary Ann Bell
                              MARY ANN BELL, Assistant
                              Corporate Secretary



                    CERTIFICATE OF AMENDMENT

            OF RESTATED ARTICLES OF INCORPORATION OF

                   WESTAMERICA BANCORPORATION


     David L. Payne and Mary Anne Bell certify that:

     1. They are the president and the assistant corporate secretary, respectively, of WESTAMERICA BANCORPORATION, a California corporation (the "Corporation").

     2.   Paragraph 1. of Article III of the Restated Articles of
 Incorporation is hereby amended to read as follows:

     1. Capitalization. This corporation is authorized to issue three classes of shares designated "Common Stock", "Class B Common Stock" and "Preferred Stock", respectively. The number of shares of Common Stock authorized to be issued is 50,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000 and the number of shares of Preferred Stock authorized to be issued is 1,000,000. The Preferred Stock and Class B Common Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and Class B Common Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock or Class B Common Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

     3. The amendment herein set forth has been duly approved by the unanimous written consent of the board of directors.

     4. The amendment herein set forth has been duly approved by the required vote of the shareholders in accordance with Sections 902 and 903 of the Corporations Code. The total number of outstanding shares of Common Stock of the Corporation is 9,237,141. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required for the approval of the amendment herein set forth was more than 50%.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on May 26, 1995.



                                   /s/ David L. Payne
                                   David L. Payne, President


                                   /s/ Mary Anne Bell
                                   Mary Anne Bell, Assistant
                                    Corporate Secretary



     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     Dated: May 26, 1995.

                                   /s/ David L. Payne
                                   David L. Payne, President


                                   /s/ Mary Anne Bell
                                   Mary Anne Bell, Assistant
                                   Corporate Secretary







                       AGREEMENT OF MERGER


     THIS AGREEMENT OF MERGER, dated as of June 28, 1995 (this "Merger Agreement"), is made and entered into by and between NORTH BAY BANCORP, a California corporation ("North Bay Bancorp") and WESTAMERICA
 BANCORPORATION, a California corporation ("Westamerica").

                      W I T N E S S E T H:

     A. The Boards of Directors of Westamerica and North Bay Bancorp have approved, and deem it advisable and in the best interests of Westamerica, North Bay Bancorp and their respective shareholders, that Westamerica and North Bay Bancorp consummate the business transaction provided for herein in which North Bay Bancorp would merge with and into Westamerica (the "Merger").

     B. Westamerica, North Bay Bancorp and Novato National Bank, a national banking association and a wholly owned subsidiary of North Bay Bancorp have entered into an Agreement and Plan of Reorganization, dated as of December 8, 1994 (the "Agreement"), providing, among other things, for the execution and filing of this Merger Agreement and the consummation of the Merger.

     NOW, THEREFORE, in consideration of the promises and mutual agreements contained in this Merger Agreement, the parties to this Merger Agreement hereby agree that North Bay Bancorp shall be merged with and into Westamerica in accordance with the provisions of the laws of the State of California upon the terms and subject to the conditions set forth as follows:

     1.   The Merger.

     1.1 Effective Time. On July 17, 1995 and upon the filing with the California Secretary of State of a duly executed counterpart of this Merger Agreement with the officers' certificates prescribed by Section 1103 of the California General Corporation Law attached thereto ("Effective Date") the Merger shall become effective. The effective time of the Merger on the Effective Date shall be 5:00 p.m.

     1.2  Effect of the Merger.  On the Effective Date, North Bay
 Bancorp shall be merged with and into Westamerica and the separate corporate existence of North Bay Bancorp shall cease. Westamerica shall be the surviving corporation (the "Surviving Corporation") in the Merger. It shall thereupon succeed, without other transfer, to all rights and properties of, and shall be subject to all the debts and liabilities of, North Bay Bancorp and the separate existence of Westamerica as a California corporation, with all its purposes, objects, rights, powers, privileges and franchises shall continue unaffected and unimpaired by the Merger.

     2.   Corporate Governance Matters.

     2.1 From and after the Effective Date and until thereafter amended as provided by law: (a) the Articles of Incorporation of Westamerica as in effect immediately prior to the Effective Date shall be and continue to be the Articles of Incorporation of the Surviving Corporation; and (b) the Bylaws of Westamerica as in effect immediately prior to the Effective Date shall be and continue to be the Bylaws of the Surviving Corporation.

     2.2 On the Effective Date: (a) the directors of the Surviving Corporation shall be those persons who are the directors of Westamerica immediately prior to the Effective Date; and (b) the officers of the Surviving Corporation shall be those persons who are the officers of Westamerica at the Effective Date. Additional members of the Board of Directors and officers of the Surviving Corporation may be elected or appointed subsequent to the Effective Date pursuant to the terms of the Agreement and in accordance with the Bylaws of the Surviving Corporation. Such directors and officers shall continue to hold office from and after the Effective Date until they shall have resigned or shall have been legally removed or until their respective successors shall have been elected and qualified. Removal and replacement of such directors and officers, subject to any contractual rights they may have, shall be governed by the Bylaws of the Surviving Corporation and the General Corporation Law of the State of California. If, at the Effective Date, a vacancy shall exist on the Board of Directors or in the officers of Westamerica, such vacancy may be filled in the manner provided in the Bylaws of the Surviving Corporation.

     3.   Manner of Common Stock of North Bay Bancorp.

     3.1 Conversion of North Bay Bancorp Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder of any common stock of North Bay Bancorp (a "North Bay Bancorp Share" or "North Bay Bancorp Common Stock"):

          (a) Each issued and outstanding North Bay Bancorp Share (other than any shares as to which dissenters' rights have been perfected) shall be converted into 0.2958 shares of the common stock, without par value, of Westamerica ("Westamerica Common Stock" or a "Westamerica Share").

          (b) From and after the Effective Date, the holders of certificates formerly representing North Bay Bancorp Shares shall cease to have any rights with respect thereto other than any dissenters' rights they have perfected pursuant to Chapter 13 of the California General Corporation Law.

     3.2 Fractional Shares. Notwithstanding any other provision hereof, no fractional shares of Westamerica Common Stock shall be issued to holders of North Bay Bancorp Shares. In lieu thereof, each such holder entitled to a fraction of a share of Westamerica Common Stock shall receive, at the time of surrender of the certificate or certificates representing such holder's North Bay Bancorp Shares, an amount in cash equal to the market value per share of the Westamerica Common Stock, calculated by taking the average of the closing price quoted on the Nasdaq, as reported in The Wall Street Journal, for each of the twenty consecutive trading days prior to two business days prior to the Effective Date, rounded to 4 decimal places, (whether or not there were any trades in Westamerica Common Stock on such days), multiplied by the fraction of a share of Westamerica Common Stock to which such holder otherwise would be entitled. No such holder shall be entitled to dividends, voting rights, interest on the value of, or any other rights in respect of, a fractional share.

     3.3  Surrender of North Bay Bancorp Shares.

     (a)  Prior to the Effective Date, Westamerica shall appoint
 Chemical Trust Company of California or its successor, or any other bank or trust company (having capital of at least $50 million) mutually acceptable to North Bay Bancorp and Westamerica, as exchange agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Westamerica Common Stock, and at and after the Effective Date Westamerica shall issue and deliver to the Exchange Agent certificates representing the Westamerica Common Stock, as shall be required to be delivered to holders of North Bay Bancorp Shares pursuant to Section 3.1 of this Merger Agreement. As soon as practicable after the Effective Date, each holder of North Bay Bancorp Shares converted pursuant to Section 3.1, upon surrender to the Exchange Agent of one or more certificates for such North Bay Bancorp Shares for cancellation, will be entitled to receive a certificate representing the number of shares of Westamerica Common Stock determined in accordance with
 Section 3.1 and a payment in cash with respect to fractional shares, if any, determined in accordance with Section 3.2. Each certificate representing Westamerica Common Stock will bear a notation incorporating the Amended Rights Agreement (as that term is defined in Section 5(j) of the Agreement) by reference and certificates representing the Westamerica Common Stock will evidence and entitle the holders thereof to certain rights as set forth in and subject to the terms of the Amended Rights Agreement ("Rights"). Certificates issued for the Westamerica Common Stock shall be deemed to be certificates for said Rights.

     (b) No dividends or other distributions of any kind which are declared payable to shareholders of record of the Westamerica Common Stock after the Effective Date will be paid to persons entitled to receive such certificates for Westamerica Common Stock until such persons surrender their certificates representing North Bay Bancorp Shares. Upon surrender of such certificates representing North Bay Bancorp Shares, the holder thereof shall be paid, without interest, any dividends or other distributions with respect to the Westamerica Common Stock as to which the record date and payment date occurred on or after the Effective Date and on or before the date of surrender.

     (c) If any certificate for a Westamerica Share is to be issued in a name other than that in which the certificate for a North Bay Bancorp Share surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer costs, taxes or other expenses required by reason of the issuance of certificates for such Westamerica Share in a name other than the registered holder of the certificate surrendered, or such person shall establish to the satisfaction of Westamerica and the Exchange Agent that such costs, taxes or other expenses have been paid or are not applicable.

     (d) All dividends or distributions, and any cash to be paid pursuant to Section 3.2 in lieu of fractional shares, if held by the Exchange Agent for payment or delivery to the holders of unsurrendered certificates representing North Bay Bancorp Shares and unclaimed at the end of one year from the Effective Date, shall (together with any interest earned thereon) at such time be paid or redelivered by the Exchange Agent to Westamerica, and after such time any holder of a certificate representing a North Bay Bancorp Share who has not surrendered such certificate to the Exchange Agent shall, subject to applicable law, look as a general creditor only to Westamerica for payment or delivery of such dividends or distributions or cash, as the case may be. Westamerica shall not be liable to any holder of a share of North Bay Bancorp Common Stock for such share (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     3.4 All shares of Westamerica Common Stock shall remain outstanding and unaffected by the Merger.

     4.   Termination and Amendment.

     4.1 The obligations of the parties to effect the Merger shall be subject to all the terms and conditions contained in the Agreement. Notwithstanding the approval of this Merger Agreement by the shareholders of North Bay Bancorp, this Merger Agreement shall terminate forthwith in the event that the Agreement shall be terminated as therein provided.

     4.2 This Merger Agreement may be amended by Westamerica and North Bay Bancorp at any time prior to the Effective Date without the approval of the shareholders of North Bay Bancorp with respect to any of its terms except the terms relating to the form or amount of consideration to be delivered to the North Bay Bancorp shareholders in the Merger and any other principal terms. This Merger Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.

     4.3 This Merger Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first written above.

 WESTAMERICA BANCORPORATION



                               By /s/ David L. Payne
                                 DAVID L. PAYNE, President



                               By /s/ Mary Anne Bell
                                 MARY ANNE BELL, Assistant Secretary



                               NORTH BAY BANCORP



                               By /s/ John G. Stuber
                                 JOHN G. STUBER, President



                               By /s/ Nancy R. De Sousa
                                 NANCY R. DE SOUSA, Secretary



                      OFFICERS' CERTIFICATE


     JOHN G. STUBER and NANCY R. DE SOUSA hereby certify that:

     1. They are the President and Secretary, respectively, of NORTH BAY BANCORP, a corporation organized under the laws of the State of California.

     2. The Merger Agreement in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. The shareholder approval was by the holders of a number of outstanding shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares.

     4. There is only one class of shares and the number of shares outstanding is 1,147,747 shares of common stock.


                              /s/ Jonn G. Stuber
                              JOHN G. STUBER, President



                              /s/ Nancy R. De Sousa
                              NANCY R. DE SOUSA, Secretary


     The undersigned declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge. Executed at Novato, Marin County, California on June 28, 1995.


                              /s/ John G. Stuber
                              JOHN G. STUBER



                              /s/ Nancy R. De Sousa
                              NANCY R. DE SOUSA


                      OFFICERS' CERTIFICATE


     David L. Payne and Mary Anne Bell hereby certify that:

     1. They are the President and Assistant Secretary, respectively, of WESTAMERICA BANCORPORATION, a corporation organized under the laws of the State of California.

     2. The Merger Agreement in the form attached was duly approved by the Board of Directors of the corporation.

     3. The Merger Agreement was entitled to be and was approved by the Board of Directors alone under the provisions of Section 1201 of the California General Corporation Law.



                              /s/ David L. Payne
                              DAVID L. PAYNE, President



                              /s/ Mary Anne Bell
                              MARY ANNE BELL, Assistant Secretary


     The undersigned declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge. Executed at San Rafael, Marin County, California on June 28, 1995.


                              /s/ David L. Payne
                              DAVID L. PAYNE



                              /s/ Mary Anne Bell
                              MARY ANNE BELL



                    CERTIFICATE OF OWNERSHIP

     DAVID L. PAYNE and MARY ANNE BELL certify that:

     1. They are the President and Assistant Corporate Secretary, respectively, of WESTAMERICA BANCORPORATION, a California corporation.

     2. This corporation owns all of the outstanding shares of NORTH BAY BANCORP PROPERTIES, a California corporation.

     3. The Board of Directors of this corporation has duly adopted the following resolution:

     RESOLVED, that this corporation merge NORTH BAY BANCORP PROPERTIES, its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporations Code.

     We further declare under the penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

 Dated: December 20, 1995


                                   /s/ David L. Payne

                                   David L. Payne, President



                                   /s/ Mary Anne Bell

                                   Mary Anne Bell, Assistant
                                      Corporate Secretary


                  AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER, dated as of April 11, 1997 (this "Merger Agreement"), is made and entered into by and between ValliCorp Holdings, Inc., a Delaware corporation ("Seller") and Westamerica Bancorporation, a California corporation ("Buyer").

                      W I T N E S S E T H:

     A. The Boards of Directors of Buyer and Seller have approved, and deem it advisable and in the best interests of Buyer, Seller and their respective shareholders, that Buyer and Seller consummate the business transaction provided for herein in which Seller would merge with and into Buyer (the "Merger").

     B. Buyer and Seller have entered into an Agreement and Plan of Reorganization dated as of November 11, 1996 (the "Agreement"), providing, among other things, for the execution and filing of this Merger Agreement and the consummation of the Merger.

     NOW, THEREFORE, in consideration of the promises and mutual agreements contained in this Merger Agreement, the parties to this Merger Agreement hereby agree that Seller shall be merged with and into Buyer in accordance with the provisions of the laws of the State of California and the State of Delaware upon the terms and subject to the conditions set forth as follows:

     1.  The Merger.

     1.1 Effective Time. On April 12, 1997, upon the filing with the California Secretary of State of a duly executed counterpart of this Merger Agreement with the officers' certificates prescribed by Section 1103 of the California General Corporation Law attached thereto, the Merger shall become effective. The effective time of the Merger on the Effective Date shall be 12:01 a.m., Pacific Daylight Time.

     1.2 Effect of the Merger. On the Effective Date, Seller shall be merged with and into Buyer and the separate corporate existence of Seller shall cease. Buyer shall be the surviving corporation (the "Surviving Corporation") in the Merger. It shall thereupon succeed, without other transfer, to all rights and properties of, and shall be subject to all the debts and liabilities of, Seller and the separate existence of Buyer as a California corporation, with all its purposes, objects, rights, powers, privileges and franchises shall continue unaffected and unimpaired by the Merger.

     2.  Corporate Governance Matters.

     2.1 From and after the Effective Date and until thereafter amended as provided by law: (a) the Articles of Incorporation of Buyer as in effect immediately prior to the Effective Date shall be and continue to be the Articles of Incorporation of the Surviving Corporation; and
 (b) the Bylaws of Buyer as in effect immediately prior to the Effective Date shall be and continue to be the Bylaws of the Surviving Corporation.

     2.2 On the Effective Date: (a) the directors of the Surviving Corporation shall be those persons who are the directors of Buyer immediately prior to the Effective Date; and (b) the officers of the Surviving Corporation shall be those persons who are the officers of Buyer at the Effective Date.

     3.  Conversion of Shares.

     3.1 Conversion of Seller Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of the holder of the common stock of Seller, par value $.01 per share (a "Seller Share" or "Seller Common Stock"):

          (a) Each issued and outstanding Seller Share (other than fractional shares, or any shares as to which dissenters' rights have been perfected), shall be converted into .3479 shares of the common stock, without par value, of Buyer ("Buyer Common Stock" or a "Buyer Share").

          (b) From and after the Effective Date, the holders of certificates formerly representing Seller Shares shall cease to have any rights with respect thereto other than any dissenters' rights they have perfected pursuant to
      Section 262 of the General Corporation Law of the State of
      Delaware.

          (c) On the Effective Date, all shares of Seller Common Stock held in the treasury of Seller or owned beneficially by any subsidiary of Seller other than in a fiduciary capacity or in connection with a debt previously contracted and all shares of Seller Common Stock owned by Buyer or owned beneficially by any subsidiary of Buyer other than in a fiduciary capacity or in connection with a debt previously contracted shall be canceled and no cash, stock or other property shall be delivered in exchange therefor.

     3.2 Fractional Shares. Notwithstanding any other provision hereof, no fractional shares of Buyer Common Stock shall be issued to holders of Seller Shares. In lieu thereof, each such holder entitled to a fraction of a share of Buyer Common Stock shall receive, at the time of surrender of the certificate or certificates representing such holder's Seller Shares, an amount in cash equal to the market value per share of the Common Stock of Buyer, calculated by taking the average of the closing price quoted on the Nasdaq, as reported in The Wall Street Journal, for each of the twenty consecutive trading days prior to five trading days prior to the Effective Date, rounded to 4 decimal places (whether or not there were any trades in Buyer Common Stock on such days), multiplied by the fraction of a share of Buyer Common Stock to which such holder otherwise would be entitled. No such holder shall be entitled to dividends, voting rights, interest on the value of, or any other rights in respect of, a fractional share.

     3.3  Surrender of Seller Shares.

     (a)  Prior to the Effective Date, Buyer shall appoint Chemical
 Trust Company of California or its successor, or any other bank or trust company (having capital of at least $50 million) mutually acceptable to Seller and Buyer, as exchange agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Buyer Common Stock, and at and after the Effective Date, Buyer shall issue and deliver to the Exchange Agent certificates representing the Buyer Common Stock, as shall be required to be delivered to holders of Seller Shares pursuant to Section 3.1 of this Merger Agreement. As soon as practicable after the Effective Date, each holder of Seller Shares converted pursuant to
 Section 3.1, upon surrender to the Exchange Agent of one or more certificates for such Seller Shares for cancellation, along with duly executed transmittal materials to be mailed after the Effective Date by the Exchange Agent, will be entitled to receive a certificate representing the number of shares of Buyer Common Stock determined in accordance with Section 3.1 and a payment in cash with respect to fractional shares, if any, determined in accordance with Section 3.2. Each certificate representing Buyer Common Stock will bear a notation incorporating the Amended Rights Agreement (as that term is defined in Section 1.4 of the Agreement) by reference and certificates representing the Buyer Common Stock will evidence and entitle the holders thereof to certain rights as set forth in and subject to the terms of the Amended Rights Agreement ("Rights"). Certificates issued for the Buyer Common Stock shall be deemed to be certificates for said Rights.

     (b) No dividends or other distributions of any kind which are declared payable to shareholders of record of the Buyer Common Stock after the Effective Date will be paid to persons entitled to receive such certificates for Buyer Common Stock until such persons surrender their certificates representing Seller Shares. Upon surrender of such certificates representing Seller Shares, the holder thereof shall be paid, without interest, any dividends or other distributions with respect to the Buyer Common Stock as to which the record date and payment date occurred on or after the Effective Date and on or before the date of surrender.

        If any certificate for a Buyer Share is to be issued in a name other than that in which the certificate for a Seller Share surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay to the Exchange Agent any transfer costs, taxes or other expenses required by reason of the issuance of certificates for such Buyer Share in a name other than the registered holder of the certificate surrendered, or such persons shall establish to the satisfaction of Buyer and the Exchange Agent that such costs, taxes or other expenses have been paid or are not applicable.

     (d) All dividends or distributions, and any cash to be paid pursuant to Section 3.2 in lieu of fractional shares, if held by the Exchange Agent for payment or delivery to the holders of unsurrendered certificates representing Seller Shares and unclaimed at the end of one year from the Effective Date, shall (together with any interest earned thereon) at such time be paid or redelivered by the Exchange Agent to Buyer, and after such time any holder of a certificate representing a Seller Share who has not surrendered such certificate to the Exchange Agent shall, subject to applicable law, look as a general creditor only to Buyer for payment or delivery of such dividends or distributions or cash, as the case may be. Buyer shall not be liable to any holder of a share of Seller Common Stock for such share (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (e) Upon the Effective Date, the stock transfer books of Seller shall be closed and no transfer of Seller Common Stock shall thereafter be made or recognized.

     (f) In the event that prior to the Effective Date the outstanding shares of Buyer Common Stock or Seller Common Stock shall have been increased, decreased or changed into or exchanged for a different number or kind of shares or securities by recapitalization, reclassification, stock dividend, stock split or other like changes in Buyer's or Seller's capitalization, or a distribution shall be made on Buyer Common Stock or Seller Common Stock in any security convertible into Buyer Common Stock or Seller Common Stock, respectively (provided that no such action shall be taken by Seller without Buyer's prior written consent pursuant to Section 5.2 of the Agreement), then an appropriate and proportionate adjustment shall be made in the number and kind of shares of Buyer Common Stock to be thereafter delivered pursuant to this Merger Agreement.

     3.4 All shares of Buyer Common Stock shall remain outstanding and unaffected by the Merger.

     4.  Termination and Amendment.

     4.1 The obligations of the parties to effect the Merger shall be subject to all the terms and conditions contained in the Agreement. Notwithstanding the approval of this Merger Agreement by the shareholders of Seller or Buyer, this Merger Agreement shall terminate forthwith in the event that the Agreement shall be terminated as therein provided.

     4.2 This Merger Agreement may be amended by Buyer and Seller at any time prior to the Effective Date without the approval of the share-holders of Seller or Buyer with respect to any of its terms except any change in its principal terms or in the terms relating to the form or amount of consideration to be delivered to the Seller shareholders in the Merger. This Merger Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.

     4.3 This Merger Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all of which shall be deemed but one and the same instrument.

     5.  Miscellaneous.

     5.1 The Agreement is and will be maintained on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is 4550 Mangels Boulevard, Fairfield, California 94585.

     5.2 A copy of the Agreement will be furnished by the Surviving Corporation, on request and without cost to any stockholder of Seller or Buyer.

     5.3 The Agreement between the parties to the Merger has been approved, adopted, certified, executed and acknowledged by each of the Seller and Buyer pursuant to Section 252 of the General Corporation Law of the State of Delaware, and executed by the parties in accordance with the requirements of Chapter 12 of the California General Corporation Law.

     5.4 The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Seller, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, including any suit or other proceedings to enforce the right of any stockholders as determined in appraisal proceedings pursuant to the provisions of
 Section 262 of the General Corporation Law of the State of Delaware, and irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings and directs the Secretary of State of the State of Delaware to mail copies of such process to the following address: 4550 Mangels Boulevard, Fairfield, California 94585.

     IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first written above.


                               BUYER



                               By   /s/ David L. Payne
                                 David L. Payne, President and
                                   Chief Executive Officer



                               By   /s/ Mary Anne Bell
                                 Mary Anne Bell, Assistant
                                   Corporate Secretary


                               SELLER



                               By   /c/ Wolfgang T. N. Muelleck
                                 Wolfgang T.N. Muelleck, President and
                                   and Chief Executive Officer



                               By   /s/ Edwin L. Herbert
                                 Edwin L. Herbert, Secretary


                        OFFICERS' CERTIFICATE


     David L. Payne and Mary Anne Bell hereby certify that:

     1.   They are the President and Chief Executive Officer and
 Assistant Corporate Secretary, respectively, of WESTAMERICA
 BANCORPORATION, a corporation organized under the laws of the State of California.

     2. The Merger Agreement in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3. The shareholder approval was by the holders of a number of outstanding shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares.

     4. There is only one class of shares and the number of shares outstanding is 9,465,721.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


 Date:  April 11, 1997


                                   /s/ David L. Payne
                              DAVID L. PAYNE, President and
                              Chief Executive Officer



                                   /s/ Mary Anne Bell
                              MARY ANNE BELL, Assistant Corporate
                                Secretary



                         OFFICERS' CERTIFICATE


     Wolfgang T.N. Muelleck and Edwin L. Herbert hereby certify that:

     1.   They are the President and Chief Executive Officer and
 Secretary, respectively, of VALLICORP HOLDINGS, INC., a corporation organized under the laws of the State of Delaware.

     2    The Merger Agreement in the form attached was duly approved by the Board of Directors and shareholders of the corporation.

     3    The shareholder approval was by the holders of a number of outstanding shares which equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares.

     4. There is only one class of shares and the number of shares outstanding is 14,307,832.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.


 Date:  April 11, 1997


                                   /s/ Wolfgang T. N. Muelleck
                              WOLFGANG T.N. MUELLECK, President
                                and Chief Executive Officer



                                   /s/ Edwin L. Herbert
                              EDWIN L. HERBERT, Secretary



                    CERTIFICATE OF AMENDMENT

            OF RESTATED ARTICLES OF INCORPORATION OF

                   WESTAMERICA BANCORPORATION


     David L. Payne and Kris Irvine certify that:

     1. They are the President and the Assistant Corporate Secretary, respectively, of WESTAMERICA BANCORPORATION, a California corporation (the "Corporation").

     2.   Paragraph 1. of Article III of the Restated Articles of
 Incorporation is hereby amended to read as follows:

     1. Capitalization. This corporation is authorized to issue three classes of shares designated "Common Stock", "Class B Common Stock" and "Preferred Stock", respectively. The number of shares of Common Stock authorized to be issued is 150,000,000, the number of shares of Class B Common Stock authorized to be issued is 1,000,000 and the number of shares of Preferred Stock authorized to be issued is 1,000,000. The Preferred Stock and Class B Common Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and Class B Common Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock or Class B Common Stock, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Upon effectiveness of the amendment of this article to read as herein set forth, each outstanding share of Common Stock is split and converted into three (3) shares of Common Stock.

     4. The foregoing amendment of Restated Articles of Incorporation has been duly approved by the board of directors.

     5. The foregoing amendment of Restated Articles of Incorporation effects only a stock split (including an increase in the authorized number of shares of Common Stock in proportion thereto), and the Corporation has only one class of shares outstanding. Accordingly, the foregoing amendment may be adopted by approval of the board alone pursuant to Section 902 of the California Corporations Code.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on January 29, 1998.



                                   /s/ David L. Payne
                                   David L. Payne, President


                                   /s/ Kris Irvine
                                   Kris Irvine, Assistant
                                    Corporate Secretary



     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     Dated: January 29, 1998.

                                   /s/ David L. Payne
                                   David L. Payne, President


                                   /s/ Kris Irvine
                                   Kris Irvine, Assistant
                                   Corporate Secretary